UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report        January 4, 1996



                               MAYNARD OIL COMPANY
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             (Exact name of registrant as specified in its charter)



Delaware                     0-5704                 75-1362284
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(State or other            (Commission            (IRS Employer
jurisdiction of            File Number)         Identification No.)
incorporation)


          8080 N. Central Expressway, Suite 660, Dallas, Texas 75206
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Registrant's telephone number, including area code:    (214)891-8880
                                                       -------------



                           INFORMATION TO BE INCLUDED
                                  IN THE REPORT


Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          Pursuant to a purchase and sale agreement between the Registrant and Energy Development Corporation ("Seller"), dated November 16, 1995, Registrant has purchased an interest in approximately 250 producing wells located in the Garza Field (Garza County, Texas). The acquisition was closed on December 21, 1995. The Registrant intends to conduct production and development operations on the properties.

          The purchase price and sales terms of the transaction were arrived at through arms length negotiations. The combined consideration for the properties was $18,750,000 comprised of $5,750,000 in funds accumulated by the Registrant in the ordinary course of business and $13,000,000 provided under a secured loan agreement entered into with Bank One, Texas, N.A. in conjunction with the acquisition.

          There is no material relationship between the Seller and Registrant or any of its affiliates, or with any director, officer or associate of any director or officer of the Registrant.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements of Businesses Acquired.
               -------------------------------------------

               The Company is in the process of preparing the financial information required for the acquisition of these assets and is also having this information audited. An audited statement of gross revenues and expenses for the previous two years will be filed on or before March 4, 1996.

          (b)  Pro Forma Financial Information.
               -------------------------------

               The Company is also preparing the pro forma financial information required for the acquisition of these assets and will file such pro forma information along with the previous two years' gross revenues and expenses on or before March 4, 1996.

          (c)  Exhibits.
               --------

               10.1 Purchase and Sale Agreement dated November 16, 1995, between the Registrant and Energy Development Corporation covering the acquisition of producing oil and gas properties in Garza County, Texas filed herewith. (To be filed by Amendment)





                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   MAYNARD OIL COMPANY

                                   BY:  /s/ Kenneth W. Hatcher
                                        ---------------------------
                                        Kenneth W. Hatcher
                                        Vice President of Finance



Dated:  January 4, 1996